                                                                      Exhibit 99

                        TERM SHEET DATED OCTOBER 8, 1997

                        Green Tree Financial Corporation
                Manufactured Housing Contract Senior/Subordinate
                    Pass-Through Certificates, Series 1997-7
                           $550,000,000 (Approximate)

                              Subject to Revision


SELLER/SERVICER: Green Tree Financial Corporation ("Green Tree").
TRUSTEE:         First Trust National Association, St. Paul, Minnesota
UNDERWRITERS:    Merrill Lynch & Co. (Lead), Lehman Brothers, Salomon Brothers
                 INC.

                              Ratings             WAL             Exp Final
To Call        Amount      (Moody's/S&P)       @ 150% MHP         Maturity
               -------     -------------       ----------         --------
A-1          $23,000,000      P-1/A-1+             0.37             06/98
A-2          $32,000,000      Aaa/AAA              1.01             03/99
A-3          $66,000,000      Aaa/AAA              2.01             07/00
A-4          $40,000,000      Aaa/AAA              3.10             05/01
A-5          $89,000,000      Aaa/AAA              4.99             08/04
A-6          $18,000,000      Aaa/AAA              7.48             02/06
A-7          $55,000,000      Aaa/AAA             10.52             08/10
A-8          $67,000,000      Aaa/AAA             10.60             10/12
A-9          $22,500,000      Aaa/AAA             17.38             11/15
A-10         $55,000,000      Aaa/AAA              8.28             11/15
M-1          $41,250,000      Aa3/AA-             10.61             11/15
B-1          $22,000,000      Baa1/BBB+            6.81             02/08
B-2          $19,250,000      Baa1/A-             15.51             11/15

To Maturity
A-9          $22,500,000      Aaa/AAA             19.29             09/23
A-10         $55,000,000      Aaa/AAA              8.29             07/23
M-1          $41,250,000      Aa3/AA-             11.06             09/23
B-2          $19,250,000      Baa1/A-             21.09             01/28


CUT-OFF DATE:         September 30, 1997 (or the date of origination, if later)

EXP. PRICING:         October 10, 1997

EXP. SETTLEMENT:      October 30, 1997

INTEREST/PRINCIPAL:   The 15th day of each month (or if such 15th day is not a
                      business day, the next succeeding business day), commencing on November 17, 1997.


--------------------------------------------------------------------------------
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

MONEY MARKET

ELIGIBILITY           The Class A-1 Certificates are expected to be eligible
                      securities for purchase by money market funds under Rule
                      2a-7 under the Investment Company Act of 1940, as amended.

ERISA: Subject to the conditions set forth in the Prospectus Supplement, Class A Certificates are ERISA eligible. No transfer of a Class M-1 Certificate or a Class B Certificate will be permitted to be made to any employee benefit plan subject to ERISA or to the Internal Revenue Code of 1986, as amended, unless an opinion of counsel is delivered to the Trustee.

SMMEA: Class A and M-1 Certificates are SMMEA eligible. Class B Certificates are not SMMEA eligible.

TAX STATUS:           For federal income tax purposes, the Trust will be treated as a real estate mortgage investment conduit ("REMIC").
                      The Class A Certificates, the Class M-1 Certificates and the Class B Certificates will constitute "regular interests" in the REMIC and generally will be treated as debt instruments of the Trust for federal income tax purposes with payment terms equivalent to the terms of such Certificates. The Class C Certificates will constitute "residual interests" in the REMIC.

OPTIONAL REDEMPTION:  Less than 10% of the original pool balance outstanding.


                                    STRUCTURE

CREDIT ENHANCEMENT:   Class A: 15.0% subordination (Class M-1, B-1, and B-2) &
                      Residual (Class C)
                      Class M-1: 7.5% subordination (Class B-1 and B-2) &
                      Residual (Class C)
                      Class B-1: 3.5% subordination (Class B-2) & Residual
                      (Class C)
                      Class B-2: Limited Guarantee plus Residual (Class C)

DISTRIBUTIONS:        Certificateholders will be entitled to receive on each
                      Remittance Date commencing in November 1997, to the extent that the Amount Available in the Certificate Account
                      (together with, in the case of the Class B-2 Certificates, the Guarantee Payment, as described below) is sufficient therefor, distributions allocable to interest and principal, as described herein. The Amount Available on each Remittance Date generally includes (i) payments on the Contracts due and received during the preceding month,
                      (ii) prepayments and other unscheduled collections received during the preceding month, and (iii) all collections of principal on the Contracts received during the current month up to and including the third business day prior to such Remittance Date (but in no event later than the 10th day of the month in which the Remittance
                      Date occurs), minus (iv) with respect to all Remittance
                      Dates other than the Remittance Date in November 1997, all collections in respect of principal on the Contracts received during the preceding month up to and including the third business day prior to the preceding Remittance
                      Date (but in no event later than the 10th day of the prior month).

                      The Amount Available in the Certificate Account with respect to any Distribution Date will be applied first to the distribution of interest on the Certificates, and then to the distribution of principal on the Certificates, in the manner and order of priority described below.

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

INTEREST ON THE
CLASS A, CLASS M-1
AND CLASS B-1

CERTIFICATES        Interest will be distributable first to each Class of Class
                    A Certificates concurrently, except for the Class A-9 certificates, which will receive no interest payments until the earlier of (i) the Remittance Date on which the Principal Balance of the Class A-8 Certificates has been reduced to zero or (ii) the Remittance Date on which the Class M-1 Adjusted Principal Balance and the Class B-1
                    Adjusted Principal Balance have each been reduced to zero
                    (the "Accrual Termination Date"), then to the Class M-1
                    Certificates and then to the Class B-1 Certificates.
                    Interest on the outstanding Class A Principal Balance, Class
                    M-1 Adjusted Principal Balance, and Class B-1 Adjusted
                    Principal Balance, as applicable, will accrue from October
                    30, 1997, or from the most recent Remittance Date on which interest has been paid to but excluding the following
                    Remittance Date. Interest accrued and unpaid on the Class
                    A-9 Certificates will be added as principal to the Class A-9
                    Principal Balance on each Remittance Date. The "Principal
                    Balance" of a Class of Class A Certificates as of any Remittance Date is the Original Principal Balance of such
                    Class less all amounts previously distributed on account of principal of such Class plus, in the case of the Class A-9
                    Certificates, all accrued and unpaid interest until the Accrual Termination Date.

                    The "Class M-1 Principal Balance" as of any Remittance Date is the Original Class M-1 Principal Balance less all amounts previously distributed on account of principal of the Class M-1 Certificates. The "Class M-1 Adjusted Principal Balance" as of any Remittance Date is the Class M-1 Principal Balance less any Class M-1 Liquidation Loss Amount.

                    The "Class B-1 Principal Balance" as of any Remittance Date is the Original Class B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Certificates. The "Class B-1 Adjusted Principal Balance" as of any Remittance date is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Amount.

                    In the event that, on a particular Remittance Date, the Amount Available in the Certificate Account, after payment of interest on each Class of Certificates that is senior to such Class of Certificates, is not sufficient to make a full distribution of interest to the holders of such Class of Certificates (the Class A Certificates being treated as a single Class for this purpose), the amount of interest to be distributed in respect of such Class will be allocated among the outstanding Certificates of such Class pro rata in accordance with their respective entitlements to interest, and the amount of the shortfall will be carried forward and added to the amount such holders will be entitled to receive on the next Remittance Date.

PRINCIPAL ON THE
CLASS A, CLASS M-1
AND CLASS B-1
CERTIFICATES

                    The Class A, Class M-1 and Class B-1 Certificates will be entitled to receive on each Remittance Date as distributions of principal, in the order of priority set forth below: The Class A Percentage of the Formula Principal Distribution Amount will be distributed, to the extent of the Amount Available after payment of interest on the Class A, Class M-1 and Class B-1 Certificates, as follows: (i) that portion, if any, of the Class A Percentage of the Formula

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

                   Principal Distribution Amount equal to the Class A-10 Lockout Pro Rata Distribution Amount will be distributed to the Class A-10 Certificateholders; and (ii) the remainder of the Class A Percentage of the Formula Principal Distribution Amount will be distributed sequentially to the Class A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9 and A-10 Certificateholders.

                   Additionally, until the Accrual Termination Date, the Class A-8 Certificateholders will be entitled to receive as principal on each Remittance Date the amount of accrued interest on the Class A-9 Certificates added to the Class A-9 Principal Balance on such Remittance Date.

                   The "Class A-10 Lockout Pro Rata Distribution Amount," as to any remittance Date, is an amount equal to the lesser of:

                       (a) the product of (1) the Class A-10 Lockout Percentage, and (2) the product of (A) a fraction, the numerator of which is the Class A-10 Principal Balance immediately preceding such Remittance Date and the denominator of which is the Class A Principal Balance immediately preceding such Remittance Date, and (B) the Class A Percentage of the Formula Principal Distribution Amount for such Remittance Date,

                       (b) the Class A-10 Principal Balance immediately preceding such Remittance Date, and

                       (c) the Class A Percentage of the Formula Principal Distribution Amount.

The "Class A-10 Lockout Percentage" as to any Remittance Date is set forth in the following table:

                                                  Class A-10
Remittance Date Period                        Lockout Percentage
----------------------                        ------------------

November 1997 though October 2000                     0%

November 2000 through October 2002                   45%

November 2002 through October 2003                   80%

November 2003 through October 2004                  100%

November 2004 and thereafter                        300%

                   The Class M-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance has been reduced to zero or (ii) the Class M-1 Distribution Test is satisfied.

                   The Class M-1 Percentage for any Remittance Date will equal
                   (a) zero, if the Class A Principal Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance and (iii) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as such Remittance Date.

                   The Class M-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after November 2001; (ii) the

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

                   Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 3.5%;
                   (iii) the Average Thirty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.5%; (iv) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (v) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.25%;(vi) the sum of the Class M-1 Principal Balance and the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 22.5%.

                   The Class B-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance and the Class M-1 Principal Balance have been reduced to zero or (ii) the Class B Distribution Test is satisfied.

                   The Class B Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance and the Class M-1 Principal Balance have not yet been reduced to zero and the Class M-1 Distribution Test and the Class B Distribution Test are not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class B Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, and (iii) the Class B Principal Balance, all as of such Remittance Date.

                   The Class B Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after November 2001; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 3.5%; (iii) the Average Thirty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.5%;
                   (iv) the Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (v) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.25%; (vi) the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 11.25%; and (vii) the Class B Principal Balance must not be less than 2% of the total pool ($11,000,000).

CLASS B-2 INTEREST Interest on the outstanding Class B-2 Principal Balance will accrue from October 30, 1997, or from the most recent Remittance Date on which interest has been paid to but excluding the following Remittance Date.

                   To the extent of (i) the remaining Amount Available, if any, for a Remittance Date after payment of all interest and principal then payable on the Class A, Class M-1, and Class B-1 Certificates, and (ii) the Guarantee Payment, if any, for such date, interest will be paid to the Class B-2 Certificateholders on such Remittance Date at the Class B-2 Remittance Rate on the then outstanding Class B-2 Principal Balance. The Class B-2 Principal Balance is the Original Class B-2 Principal Balance less all amounts previously distributed to the Class B-2 Certificateholders (including any Guarantee Payments) on account of principal.

                   In the event that, on a particular Remittance Date, the remaining Amount

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

                      Available in the Certificate Account plus any amounts actually paid under the Limited Guarantee are not sufficient to make a full distribution of interest to the Class B-2 Certificateholders, the amount of the deficiency will be carried forward as an amount that the Class B-2 Certificateholders are entitled to receive on the next Remittance Date. Any amount so carried forward will, to the extent legally permissible, bear interest at the Class B-2 Remittance Rate.

CLASS B-2 PRINCIPAL    Except for payments of the Class B-2 Liquidation Loss
                       Amount (as described below), the Class B-2
                       Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class B-1
                       Principal Balance has been reduced to zero (the "Class B-
                       1 Cross-over Date") and (ii) the Class B Distribution
                       Test is satisfied; provided, however, that if the Class A
                       Principal Balance, the Class M-1 Principal Balance and the Class B-1 Principal Balance have been reduced to zero, the Class B-2 Certificateholders will nevertheless be entitled to receive principal. See "Description of the Certificates--Class B-2 Principal."

                       The Class B Percentage for any Remittance Date will equal
                       (a) zero, if the Class A Principal Balance and the Class M-1 Principal Balance have not yet been reduced to zero and the Class B Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class B Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, and (iii) the Class B Principal Balance, all as of such Remittance Date.

                        On each Remittance Date on which the Class B-2 Certificateholders are entitled to receive principal, the Class B Percentage of the Formula Principal Distribution Amount will be distributed, to the extent of the remaining Amount Available after payment of interest on the Class B-2 Certificates, to the extent of the remaining Amount Available after payment of interest on the Class B-2 Certificates, to the Class B-2 Certificateholders until the Class B-2 Principal Balance has been reduced to zero. The Company will be obligated under the Limited Guarantee to pay the amount, if any, by which the Class B Percentage of the Formula Principal Distribution Amount for such Remittance Date exceeds the remaining Amount Available after payment of interest on the Class B-2 Certificates.

LOSSES ON LIQUIDATED
CONTRACTS               As described above, the distribution of principal to the
                        Class A, the Class M-1, and the Class B-1
                        Certificateholders is intended to include the Class A
                        Percentage, the Class M-1 Percentage and the Class B
                        Percentage, respectively, of the Scheduled Principal
                        Balance of each Contract that became a Liquidated
                        Contract during the month preceding the month of such distribution. If the Net Liquidation Proceeds from such Liquidated Contract are less than the Scheduled
                        Principal Balance of such Liquidated Contract, the deficiency will, in effect, be absorbed by the Class C
                        Certificateholders, then the Guarantee Fee otherwise payable to the Company, then the Monthly Servicing Fee
                        (so long as Green Tree is the Servicer), then the Class
                        B-2 Certificateholders, then the Class B-1
                        Certificateholders and then the Class M-1
                        Certificateholders, since a portion of the Amount
                        Available equal to such deficiency and otherwise distributable to them will be paid to the Class A
                        Certificateholders.

                                       6
--------------------------------------------------------------------------------
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account executive for another copy.

CONTRACTS:         The information concerning the Initial Contracts presented below is based on a pool originated through September 30, 1997. Green Tree intends to acquire and sell additional
                   Contracts, which are sufficient to support the balance of Certificates sold, to the Trust by the Closing Date. Although the characteristics of the final pool of Contracts will differ from the characteristics of the Initial Contracts shown below, Green Tree does not expect that the characteristics of the additional Contracts sold to the Trust will vary materially from the information concerning the Initial Contracts herein.


                           THE INITIAL CONTRACT POOL

                Number of MHCs in pool:               6,799
                Wgt. Avg. Contract Rate:               9.50%
                Range of Rates:                   4.75% - 17.00%
                Wgt. Avg. Orig. Maturity:             307.82
                Range of Orig. Maturity:             18 - 360
                Wgt. Avg. Rem. Maturity:              307.79
                Range of Rem. Maturity:              18 - 360
                Avg. Rem Princ. Balance:            $40,417.18
                Wgt. Avg. LTV:                       86.432%
                New/Used:                            81%/19%
                Park/Private:                        23%/77%
                Single/Double:                       28%/72%
                Land/Home:                            44.82%
                Land in Lieu:                          0.56%
                Step Rate:                             4.85%
                Conventional:                         51.77%



GEOGRAPHIC DISTRIBUTION OF INITIAL CONTRACT OBLIGORS

                                    % of Contract                        % of Contract Pool
                         Number     Pool by Number  Aggregate Principal    by Outstanding
State                 of Contracts   of Contracts   Balance Outstanding  Principal Balance
-------               ------------  --------------  -------------------  ------------------
NC                           931         13.70%        $ 35,730,555.02         12.99%
TX                           498          7.33%        $ 17,237,553.97          6.27%
MI                           411          6.06%        $ 21,039,395.96          7.66%
FL                           450          6.63%        $ 19,143,868.98          6.97%
Other States(1)             4509         66.28%        $181,645,003.27         66.11%
                           -----        ------         ---------------        ------
Total                      6,799        100.00%        $274,796,377.20        100.00%
                           =====        ======         ===============        ======

(1) Other States category includes those States which constitute less than 5.00% of the outstanding balance of the initial Pool of Contracts.


                                       7
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use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merril Lynch account executive for another copy.

YEARS OF ORIGINATION OF INITIAL CONTRACTS


                                                                                                   % of Contract Pool
                                      Number of                     Aggregate Principal              by Outstanding
Year of Origination (1)               Contracts                     Balance Outstanding            Principal Balance
-----------------------               ---------                   ---------------------            -----------------
1984                                      2                          $     12,261.11                    0.00%*
1985                                      2                          $     10,298.23                    0.00%*
1986                                      2                          $     43,586.23                    0.02%
1987                                      3                          $     49,600.07                    0.02%
1988                                      6                          $     68,620.66                    0.02%
1989                                      6                          $     78,107.20                    0.03%
1990                                      8                          $    135,669.07                    0.05%
1991                                      4                          $     79,494.91                    0.03%
1992                                     10                          $    183,926.19                    0.07%
1993                                     19                          $    531,799.28                    0.19%
1994                                     63                          $  1,622,118.78                    0.59%
1995                                     62                          $  1,909,629.58                    0.69%
1996                                     92                          $  5,145,886.47                    1.87%
1997                                  6,520                          $264,925,379.42                   96.42%
                                      -----                          ---------------                  -------

          Total                       6,799                          $274,796,377.20                  100.00%
                                      =====                          ===============                  =======

* Indicates an amount greater than zero but less than 0.005% of the aggregate principal balance.

(1) The Contracts shown in the above table with earlier years of origination primarily represent Contracts originated by the Company and subsequently refinanced through the Company. The Company retains the first origination dates on its records with respect to such refinanced Contracts.

                                       8
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account executive for another copy.

DISTRIBUTION OF ORIGINAL AMOUNTS OF INITIAL CONTRACTS

                                                                                                % of Contract Pool
                                                                                                  by Outstanding
Original Contract                Number of                      Aggregate Principal                  Principal
Amount (in Dollars) (1)          Contracts                      Balance Outstanding                   Balance
-----------------------          ---------                      -------------------             ------------------
   Less than $10,000                433                           $  3,358,442.41                       1.22%
   $10,000 - $19,999              1,204                           $ 17,967,227.54                       6.54%
   $20,000 - $29,999              1,322                           $ 33,166,612.38                      12.07%
   $30,000 - $39,999              1,074                           $ 37,195,043.57                      13.53%
   $40,000 - $49,999                724                           $ 32,524,711.25                      11.84%
   $50,000 - $59,999                620                           $ 33,841,605.26                      12.31%
   $60,000 - $69,999                477                           $ 30,927,591.26                      11.25%
   $70,000 - $79,999                331                           $ 24,788,932.12                       9.02%
   $80,000 - $89,999                244                           $ 20,729,418.68                       7.54%
   $90,000 - $99,999                159                           $ 14,965,673.55                       5.45%
  $100,000 - $109,999                89                           $  9,308,408.14                       3.39%
  $110,000 - $119,999                48                           $  5,472,816.53                       1.99%
  $120,000 - $129,999                27                           $  3,373,050.97                       1.23%
  $130,000 - $139,999                16                           $  2,157,881.39                       0.79%
  $140,000 - $149,999                11                           $  1,590,104.91                       0.58%
  $150,000 - $159,999                 8                           $  1,235,642.67                       0.45%
  $160,000 - $169,999                 4                           $    664,996.67                       0.24%
  $170,000 - $179,999                 4                           $    699,305.01                       0.25%
  $180,000 - $189,999                 1                           $    181,013.80                       0.07%
  $190,000 - $199,999                 2                           $    385,352.43                       0.14%
  $200,000 - $249,999                 0                           $          0.00                       0.00%
  $250,000 - $299,999                 1                           $    262,546.66                       0.10%
                                  -----                           ---------------                     ------

         Total                    6,799                           $274,796,377.20                     100.00%
                                  =====                           ===============                     ======

---------------
(1) The Contracts shown in the above table with earlier years of origination primarily represent Contracts originated by the Company and subsequently refinanced through the Company. The Company retains the first origination dates on its records with respect to such refinanced Contracts.
(2) The largest original Contract amount is $262,546.66, which represents 0.10% of the Initial Pool Principal Balance.

                                       9
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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS

                                                                                           % of Contract Pool
                                    Number of                Aggregate Principal             by Outstanding
Loan-to-Value Ratio(1)              Contracts                Balance Outstanding           Principal Balance
----------------------              ---------                --------------------          ------------------
61%                                    319                      $  9,063,539.59                   3.30%
61 - 65%                               109                      $  4,094,252.76                   1.49%
66 - 70%                               188                      $  7,829,875.73                   2.85%
71 - 75%                               225                      $ 10,180,350.96                   3.70%
76 - 80%                               592                      $ 22,431,527.46                   8.16%
81 - 85%                               860                      $ 38,419,880.76                  13.98%
86 - 90%                             2,225                      $ 93,581,493.42                  34.06%
91 - 95%                             2,121                      $ 83,151,615.14                  30.26%
Over 95%                               160                      $  6,043,841.38                   2.20%
                                     -----                      ---------------                 ------

           Total                     6,799                      $274,796,377.20                 100.00%
                                     =====                      ===============                 ======

(1) Rounded to the nearest full percent. The method of calculating loan-to-value ratios is described in the Prospectus.

CONTRACT RATES
                                                                                           % of Contract Pool
                                    Number of                Aggregate Principal            by Outstanding
Contract Rate                       Contracts                Balance Outstanding           Principal Balance
-------------                       ---------                -------------------          -------------------
Less than 5.00001%                       2                     $    194,586.76                   0.07%
5.00001% to 6.00000%                    16                     $    886,020.11                   0.32%
6.00001% to 7.00000%                   338                     $ 26,413,038.55                   9.61%
7.00001% to 8.00000%                   558                     $ 37,485,026.20                  13.64%
8.00001% to 9.00000%                 1,021                     $ 58,005,703.20                  21.12%
9.00001% to 10.00000%                1,136                     $ 51,560,313.85                  18.77%
10.00001% to 11.00000%               1,187                     $ 44,496,453.56                  16.19%
11.00001% to 12.00000%               1,179                     $ 32,492,859.47                  11.82%
12.00001% to 13.00000%                 688                     $ 13,689,564.71                   4.98%
13.00001% to 14.00000%                 529                     $  8,200,028.57                   2.98%
14.00001% to 15.00000%                  24                     $    342,092.23                   0.12%
15.00001% to 16.00000%                  99                     $    838,309.42                   0.31%
16.00001% to 17.00000%                  22                     $    192,380.57                   0.07%
                                     -----                     ---------------                 ------

Total                                6,799                     $274,796,377.20                 100.00%
                                     =====                     ===============                 ======

                                      10
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

REMAINING MONTHS TO MATURITY
                                                                                             % of Contract Pool
                                 Number of                 Aggregate Principal                 by Outstanding
Months Remaining                 Contracts                 Balance Outstanding                Principal Balance
----------------                 ---------                 -------------------               ------------------
31                                    6                      $     49,725.54                         0.02%
31 - 60                             152                      $  1,292,588.05                         0.47%
61 - 90                             606                      $  8,402,477.21                         3.06%
91 - 120                            413                      $  6,440,098.41                         2.34%
121 - 150                           148                      $  2,772,869.44                         1.01%
151 - 180                           915                      $ 21,578,140.95                         7.85%
181 - 210                            61                      $  2,133,054.02                         0.78%
211 - 240                          1034                      $ 33,280,273.62                        12.11%
241 - 270                             5                      $    195,948.31                         0.07%
271 - 300                           496                      $ 18,578,163.95                         6.76%
301 - 330                             2                      $     83,425.56                         0.03%
331 - 360                          2961                      $179,989,612.14                        65.50%
                                  -----                      ---------------                       ------

       Total                      6,799                      $274,796,377.20                       100.00%
                                  =====                      ===============                       ======

                                      11
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                        MHP PREPAYMENT SENSITIVITIES(1)

                       75% MHP                    100% MHP                   125% MHP                   150% MHP
                     WAL/Maturity               WAL/Maturity               WAL/Maturity               WAL/Maturity
To Call
A-1                   0.55 10/98                 0.47 09/98                 0.42 07/98                 0.37 06/98
A-2                   1.55 11/99                 1.31 08/99                 1.13 05/99                 1.01 03/99
A-3                   3.16 02/02                 2.63 05/01                 2.27 11/00                 2.01 07/00
A-4                   5.05 09/03                 4.18 08/02                 3.56 12/01                 3.10 05/01
A-5                   8.89 05/10                 7.08 02/08                 5.82 04/06                 4.99 08/04
A-6                  13.23 10/11                11.06 08/09                 9.19 09/07                 7.48 02/06
A-7                  16.29 08/16                14.02 04/14                12.14 04/12                10.52 08/10
A-8                  11.78 10/16                11.57 05/15                11.13 01/14                10.60 10/12
A-9                  22.64 12/21                20.80 11/19                18.98 09/17                17.38 11/15
A-10                  9.75 12/21                 9.15 11/19                 8.67 09/17                 8.28 11/15
M-1                  15.35 12/21                13.50 11/19                11.92 09/17                10.61 11/15
B-1                  10.57 03/13                 9.00 02/11                 7.77 06/09                 6.81 02/08
B-2                  21.36 12/21                19.24 11/19                17.21 09/17                15.51 11/15

To Maturity
A-9                  23.64 09/26                22.18 01/26                20.71 01/25                19.29 09/23
A-10                  9.75 07/26                 9.15 11/25                 8.68 11/24                 8.29 07/23
M-1                  15.66 09/26                13.88 01/26                12.36 01/25                11.06 09/23
B-2                  24.41 01/28                23.28 01/28                22.17 01/28                21.09 01/28

(1) The following are the assumed characteristics of Subsequent Contracts as of the Cut-off Date:

                    Aggregate Principal     Wtd Avg        Wtd Avg         Wtd Avg
 Months Remaining   Balance Outstanding  Original Term  Remaining Term  Contract Rate
------------------  -------------------  -------------  --------------  -------------
0 to 120             $ 16,208,875.06           95             95           11.66%
121 to 180           $ 24,387,098.35          175            175           11.15%
181 to 240           $ 35,465,809.85          237            237           10.51%
241 to 300           $ 18,801,935.31          299            299           10.28%
301 to 360           $180,339,904.22          360            360            8.80%

Total                $275,203,622.80          308            308            9.50%

                                      12
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                        MHP PREPAYMENT SENSITIVITIES(1)

                       175% MHP                   250% MHP                   300% MHP                   350% MHP
                     WAL/Maturity               WAL/Maturity               WAL/Maturity               WAL/Maturity
To Call
A-1                    0.34 06/98                 0.27 04/98                 0.24 03/98                 0.22 03/98
A-2                    0.91 01/99                 0.70 10/98                 0.61 08/98                 0.55 07/98
A-3                    1.81 03/00                 1.40 09/99                 1.22 06/99                 1.08 04/99
A-4                    2.76 12/00                 2.12 03/00                 1.85 12/99                 1.65 09/99
A-5                    4.31 08/03                 3.10 09/01                 2.67 02/01                 2.35 09/00
A-6                    6.23 06/04                 4.15 04/02                 3.48 06/01                 3.01 12/00
A-7                    8.89 01/09                 5.46 08/04                 4.33 02/03                 3.62 01/02
A-8                    9.99 09/11                 7.88 12/08                 6.37 05/07                 5.08 06/05
A-9                   15.88 03/14                12.34 05/10                10.58 07/08                 9.22 03/07
A-10                   7.94 03/14                 7.16 05/10                 6.76 07/08                 6.43 03/07
M-1                    9.81 03/14                 8.20 05/10                 7.45 07/08                 6.88 03/07
B-1                    6.41 04/07                 5.76 10/05                 5.49 03/05                 5.28 09/04
B-2                   14.14 03/14                11.15 05/10                 9.75 07/08                 8.72 03/07

To Maturity
A-9                   17.90 04/22                14.38 08/17                12.54 02/15                11.04 01/13
A-10                   7.95 02/22                 7.18 06/17                 6.80 12/14                 6.49 10/12
M-1                   10.28 04/22                 8.70 08/17                 7.96 02/15                 7.40 01/13
B-2                   20.10 01/28                17.19 01/28                15.40 01/28                13.77 01/28

(1) The following are the assumed characteristics of Subsequent Contracts as of the Cut-off Date:

                              Aggregate Principal           Wtd Avg               Wtd Avg               Wtd Avg
 Months Remaining             Balance Outstanding        Original Term         Remaining Term         Contract Rate
------------------            -------------------        -------------         --------------         -------------
0 to 120                        $ 16,208,875.06                95                      95                  11.66%
121 to 180                      $ 24,387,098.35               175                     175                  11.15%
181 to 240                      $ 35,465,809.85               237                     237                  10.51%
241 to 300                      $ 18,801,935.31               299                     299                  10.28%
301 to 360                      $180,339,904.22               360                     360                   8.80%

Total                           $275,203,622.80               308                     308                   9.50%

                                      13

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

     The attached tables and other statistical analyses (the "Term Sheet") are privileged and confidential and are intended for use by the addressee only.
This Term Sheet is furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

     Numerous assumptions were used in preparing the Term Sheet which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Term Sheet in any particular context; or as to whether the Term Sheet and/or the assumptions upon which it is based reflect present market conditions or future market performance. This Term Sheet should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

     Any yields or weighted average lives shown in the Term Sheet are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Term Sheet. Furthermore, unless otherwise provided, the Term Sheet assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Term Sheet due to differences between the actual underlying assets and the hypothetical assets used in preparing the Term Sheet. The principal amount and designation of any security described in the Term Sheet are subject to change prior to issuance.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitations or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for final information on any matter discussed in this communication. All information in this Term Sheet will be superseded by the information in the final prospectus and prospectus supplement. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

     Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

     If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                      14

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.